UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM 8-K
     CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF
     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported):                             February 1, 2006


V. F. Corporation
(Exact Name of Registrant as Specified in Charter)


Pennsylvania                       1-5256                 23-1180120
(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation)                  File Number)           Identification No.)


105 Corporate Center Boulevard
Greensboro, North Carolina                                27408
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number,
including area code                336-424-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.


         The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

         On February 1, 2006, VF Corporation issued a press release setting forth its plan to begin expensing stock options in the fourth quarter of 2005. A copy of VF's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

               The following is furnished as an exhibit to this report:

       99      VF Corporation press release dated February 1, 2006.




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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           V.F. CORPORATION
                                           ----------------
                                             (Registrant)



                                               By:    /s/ Robert K. Shearer
                                                  ------------------------------
                                               Robert K. Shearer
                                               Senior Vice President and Chief
                                               Financial Officer
                                               (Chief Financial Officer)


Date: February 1, 2006



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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99                   VF Corporate press release dated February 1, 2006


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